June 2022 Investor Presentation Deck

2 DISCLAIMER Forward Looking Safe Harbor Statement Certain statements contained in this presentation and in related comments by our management include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Booz Allen’s preliminary financial results, financial outlook and guidance, including forecasted revenue, Adjusted EBITDA, Diluted EPS, Adjusted Diluted EPS, future quarterly dividends, and future improvements in operating margins, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. A number of important factors could cause actual results to differ materially from those contained in or implied by these forward-looking statements, including those factors discussed in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the fiscal year ended March 31, 2022, which can be found at the SEC’s website at www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Note Regarding Non-GAAP Financial Data Information Booz Allen discloses Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, and Free Cash Flow Conversion, which are not recognized measurements under accounting principles generally accepted in the United States, or GAAP, and when analyzing Booz Allen’s performance or liquidity as applicable, investors should (i) evaluate each adjustment in our reconciliation of revenue to Revenue, Excluding Billable Expenses, operating income to Adjusted Operating Income, net income to Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income and Adjusted Diluted EPS, and net cash provided by operating activities to Free Cash Flow and Free Cash Flow Conversion, and the explanatory footnotes regarding those adjustments, each as defined under GAAP, (ii) use Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue Excluding Billable Expenses, Adjusted Net Income, and Adjusted Diluted EPS in addition to, and not as an alternative to, revenue, operating income, net income or diluted EPS as measures of operating results, each as defined under GAAP, and (iii) use Free Cash Flow and Free Cash Flow Conversion, in addition to, and not as an alternative to, net cash provided by operating activities as a measure of liquidity, each as defined under GAAP. The Appendix includes a reconciliation of Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, and Free Cash Flow Conversion to the most directly comparable financial measure calculated and presented in accordance with GAAP. Booz Allen presents these supplemental performance measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen’s performance, long term earnings potential, or liquidity, as applicable, and to enable them to assess Booz Allen’s performance on the same basis as management. These supplemental performance and liquidity measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen’s industry. With respect to our expectations under “Financial Outlook” and "FY23 ADEPS Walk," reconciliation of Adjusted Diluted EPS guidance, Adjusted EBITDA, and Adjusted EBITDA Margin on Revenue to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to our inability to predict our stock price, equity grants and dividend declarations with respect to Adjusted Diluted EPS, and our net income, net interest and other expenses with respect to Adjusted EBITDA and Adjusted EBITDA Margin on Revenue, during the course of fiscal 2023. With respect to Adjusted Diluted EPS guidance, projecting future stock price, equity grants and dividends to be declared would be necessary to accurately calculate the difference between Adjusted Diluted EPS and GAAP EPS as a result of the effects of the two-class method and related possible dilution used in the calculation of EPS. Consequently, any attempt to disclose such reconciliation would imply a degree of precision that could be confusing or misleading to investors. We expect the variability of the above charges to have an unpredictable, and potentially significant, impact on our future GAAP financial results. For the same reason, a reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin on Revenue guidance for fiscal 2023 and 2025 and of Adjusted EBITDA guidance through fiscal 2025 to the closest corresponding GAAP measures are not available without unreasonable efforts on a forward-looking basis due to our inability to predict specific quantifications of the amounts that would be required to reconcile such measures.

3 20171966 COMPANY HISTORY OUR HERITAGE IS AT THE CORE OF EVERYTHING WE DO 1914 Booz Allen founded in 1914 by Edwin Booz in Chicago With over 100 years of industry leadership, Booz Allen is one of the most respected names in government contracting Hired to help U.S. Navy prepare for WWII Spun off commercial consulting business; Carlyle became majority shareholder Launched Vision 2020 Strategy— transforming the company from a consulting firm to leading solutions provider Acquired Aquilent, Inc., a digital services business 1940 2010 2013 2016 2017 Initial Public Offering Acquired Defense Systems Engineering & Support 2008 Carlyle completed ownership exit Acquired Liberty IT Solutions Awarded $1.1B BID contract by the VA Acquired Tracepoint Holdings Launched VoLT– new firmwide growth strategy 2021 Signed definitive agreement to acquire EverWatch Corporation1 Signed definitive agreement to divest MENA strategy consulting business1 Awarded $1.5B eMAPS2 contract—single largest TO in Company’s history 1) Expected to close in Q1 FY23. 2022

WHY INVEST IN BOOZ ALLEN BOOZ ALLEN HAS A 100+ YEAR HISTORY AS AN INDUSTRY LEADER 4 History of Driving Industry Leading Organic Growth Strategic organic revenue and earnings growth Growing backlog, supported by a robust pipeline and sustained win rates Strong Balance Sheet Driven by Robust Cash Generation Strong level of operating cash generation Low leverage preserves flexibility to pursue future growth opportunities Prudent Capital Deployment Strategy Growing pipeline of strategic M&A opportunities Consistent shareholder returns through sustained dividend growth and opportunistic share repurchases Leveraging Innovations to Deliver Differentiated Solutions First-mover advantage; proven industry leader with transformative capabilities (AI, cyber, 5G) Continued investment in new capabilities and solutions Relentless Focus on our Clients’ Core Missions 100+ year legacy as a trusted partner to our clients Single P&L enables operational agility to react quickly to evolving client needs Operating in Large Addressable Markets Aligned with critical modernization efforts across the federal government Operating in fundamentally strong core markets at the intersection of mission and technology

5 LEADING FROM THE TOP OUR PURPOSE, AS A FIRM, IS TO EMPOWER PEOPLE TO CHANGE THE WORLD Horacio D. Rozanski President and Chief Executive Officer Lloyd W. Howell, Jr. Chief Financial Officer Kristine Martin Anderson Chief Operating Officer Elizabeth M. Thompson Chief People Officer Karen M. Dahut President Global Defense Sector Judi Dotson President National Security Sector Richard Crowe President Civil Sector ~29,300 employees1 ~1,000 LOCATIONS IN 25 COUNTRIES (1) As reported in our Form 10-K for the fiscal year ended March 31, 2022. ~28% are Veterans ~67% have security clearances ~89% hold bachelor’s degrees ~42% hold master’s degrees ~4% hold doctoral degrees DI VE RS IT Y M EA SU RE S1 CR ED EN TI AL S1 36% of our global workforce identified as female, including 35% of senior management and 67% of executive leadership 32% of our U.S. workforce identified as BIPOC, including 19% of our senior management and 22% of executive leadership 32% of new employee hires globally identified as female and 38% of new employee hires in the U.S. identified as BIPOC 34% of employee departures globally identified as female and 36% of employee departures in the U.S. identified as BIPOC Nancy Laben Chief Legal Officer Susan L. Penfield Chief Technology Officer

VoLT: OUR GROWTH STRATEGY WE WILL OPERATE WITH INCREASED SPEED, AGILITY AND SCALE IN A RAPIDLY CHANGING, HIGHLY COMPETITIVE AND INCREASINGLY TECHNICAL ENVIRONMENT 6 BUILDING BLOCKS OF VoLT ACHIEVED BY • Doubling-down on innovation • Using strategic M&A and partnerships to build market positions • Making decisions closer to the needs of clients VELOCITY: GET THERE FIRST Leverage our mission knowledge to get to the future at speed and scale LEADERSHIP: TRANSFORM WITH CONVICTION Redefine mission leadership to stand apart in this new era TECHNOLOGY: DIFFERENTIATE TO WIN Put technology at the heart of the client mission to define the next generation of impact • Identifying client needs ripe for hyper- growth • Scaling businesses at the nexus of mission and technology • Using mission insights to develop solutions • Identifying, building and scaling next generation technology to transform mission

ADVANCED SOLUTIONS & CAPABILITIES WE HAVE EXPANDED BEYOND OUR MANAGEMENT CONSULTING FOUNDATION TO DEVELOP DEEP EXPERTISE IN FIELDS THAT ADDRESS OUR CLIENTS’ CORE MISSIONS 7 P R O V E N M I S S I O N S O L U T I O N S (1) ANALYTICS D I G I TA L S O L U T I O N S E N G I N E E R I N G C Y B E R C O N S U LT I N G (1) For more information on our functional service offerings, please refer to our Form 10-K for the fiscal year ended March 31, 2022.

BROAD CUSTOMER BASE WE SERVE A BROAD CUSTOMER BASE THAT SPANS ACROSS THE U.S. GOVERNMENT AND COMMERCIAL MARKETS 8 + Commercial: Financial Services, Health and Life Sciences, Energy, and Technology + International GLOBAL COMMERCIAL, 3% + U.S. Intelligence Agencies: National Security Agency, National Geospatial- Intelligence Agency, National Reconnaissance Office + Military Intelligence Agencies: Defense Intelligence Agency, Service Intelligence Centers, Intelligence Surveillance Reconnaissance Units INTELLIGENCE, 19% + Aerospace: Air Force, Space Force, NASA + Army + Joint Combatant Commands + Navy/Marine Corps DEFENSE, 47% CIVIL, 31% + Homeland Security + Health & Human Services + Justice + Treasury + Veterans Affairs Broad Customer Base(1) (1) All percentages of revenue are approximate; exact percentages of revenue are reported in our Form 10-K for the fiscal year ended March 31, 2022.

9 $569 $935 9.8% 11.2% FY17 FY22 STRONG FINANCIAL RETURNS WE HAVE A PROVEN TRACK RECORD OF STRONG FINANCIAL PERFORMANCE $5.8 $8.0 FY17 FY22 6.7% CAGR Returning to Industry-Leading Organic Growth ($ in billions) Sustained Adjusted EBITDA & Margin Expansion ($ in millions) Organic Revenue Growth(1) Strong Cash Flow Generation ($ in millions) 103.4 114.2 146.6 181.1 209.1 269.6 250.0 186.6 318.1 419.319.1 72.2 865.5 FY18 FY19 FY20 FY21 FY22 Quarterly Dividends Share Repurchases M&A $333 $571 $364$392 $1,494 Significant Capital Deployment ($ in millions)(1)(3) $369.1 $499.6 $551.4 $718.7 $736.5 99% 103% 94% 117% 116% FY18 FY19 FY20 FY21 FY22 (1) As reported in our Forms 10-K for fiscal years ended March 31, 2018, 2019, 2020, 2021 and 2022; totals may not sum due to rounding. (2) A reconciliation of non-GAAP financial measures can be found in the appendix. (3) Total amount of capital deployed for fiscal 2022 does not include ~$2 million in applicable fees related to our acquisition of Tracepoint. 10.4% CAGR ($) +140 bps (%) Adjusted EBITDA(1)(2) Adjusted EBITDA Margin(1)(2) Operating Cash Flow(1)(2) Free Cash Flow Conversion(1)(2)

CAPITAL DEPLOYMENT: FY22 IN REVIEW OUR DEPLOYMENT PRIORITIES FOLLOW A DISCIPLINED, OPPORTUNISTIC APPROACH THAT MAXIMIZES NEAR- AND LONG-TERM SHAREHOLDER VALUE 10 $B Quarterly Dividends Sustained strong annual dividend growth since 2013 Strategic Acquisitions(2) Strategic investments to fuel growth Share Repurchases Capital Expenditures • ~$209M in quarterly dividends • 9th consecutive fiscal year of a double- digit increase in our quarterly dividend • ~33% historical dividend payout ratio(1) • ~$12M through strategic acquisitions (Synthetaic AI, Reveal Technology, Inc. and Latent AI) • ~$853M through the acquisition of Liberty and Tracepoint • ~$419M in share repurchases • Opportunistically look for periods where shares trade below market value; balance with other capital needs • Focused investments in IP/IC to help deliver differentiated mission solutions • Ongoing investment to support a telework-first posture Opportunistic share buybacks, based on changing economic conditions and market performance Driving growth through strategic investments in our infrastructure We remain committed to a balanced capital allocation strategy to maximize long-term shareholder value In FY22, we deployed ~$1.49B(1) through a mix of quarterly dividends, strategic M&A, share repurchases and reinvestments in required CapEx (1) As measured over a five-year period. (2) Total amount of capital deployed in FY22 does not include ~$2M in applicable fees related to our acquisition of Tracepoint.

11 OUTPERFORMING THE MARKET DRIVING LONG-TERM SHAREHOLDER VALUE THROUGH STRONG FINANCIAL PERFORMANCE AND PRUDENT CAPITAL MANAGEMENT 66% 26% 4% 170% 59% 11% 5-year 3-year 1-year Booz Allen Defense Services Total Shareholder Returns vs. Core Peers One-, Three- and Five-Year Periods(1) 170% 108% 158% Booz Allen Russell 1000 Index S&P Software and Services Select Industry Index Total Shareholder Returns vs. Broader Indexes Five-Year Period(1) (1) As of March 31, 2022. Core peers include: CACI, LDOS, MANT, and SAIC.

12 STRONG BACKLOG AND CONTRACT-LEVEL PERFORMANCE DEMONSTRATES THE STRENGTH OF OUR VALUE PROPOSITION AND CORE CAPABILITIES 2,685 3,436 3,415 3,510 3,710 4,161 3,687 4,518 6,086 9,925 9,174 12,198 12,796 14,436 15,612 FY18 FY19 FY20 FY21 FY22 Funded Unfunded Priced Options 16,020 19,321 20,729 24,032 29,247 Historical Backlog(1)(2) ($ in millions) (1) As reported in our Forms 10-K for the fiscal years ended March 31, 2018, 2019, 2020, 2021 and 2022. (2) Backlog presented as of March 31, 2022; includes backlog acquired from acquisitions made during fiscal 2022, which was approximately $2.6 billion as of March 31, 2022. 1.39x 1.49x 1.19x 1.42x 1.36x FY18 FY19 FY20 FY21 FY22 Historical Book-to-Bill LTM Book-to-Bill Ratios

13 GOVERNANCE 23,700 metric tons CO2e in total greenhouse gas emissions (down from 96,400 in FY20)(1) Achieved goals set in 2015 to reduce Scope 2 emissions by 15% well ahead of schedule Committed to set science-based targets through the Science Based Targets initiative Joined Business Ambition for 1.5°C Campaign, committing to set targets aligned with a net-zero future 67% of our executive leadership are women and 22% are BIPOC(2) SOCIAL ENVIRONMENT 67% of our employees hold security clearances(2) Engaged communities with >$3M in charitable contributions and >$1.7M in pro bono client service(1) Employees engaged in our culture of feedback with >180,000 performance- related discussions(1) 73% of the members of our Board of Directors are women and/or people of color(3) Board Diversity policy ensures diverse candidates among new director pools ESG and cybersecurity are each subject to chartered oversight by Board of Directors ESG/Sustainability performance is considered as a factor in executive compensation BOOZ ALLEN ESG AT A GLANCE ENVIRONMENTAL, SOCIAL, GOVERNANCE IMPACT SUPPORTS LONG-TERM RESILIENCE (1) As reported in our 2021 ESG Impact Report. (2) As reported in our 10-K for the fiscal year ended March 31, 2022. (3) As of March 31, 2022.

FISCAL 2022 FINANCIAL RESULTS & FISCAL 2023 OUTLOOK

15 KEY FINANCIAL RESULTS FISCAL YEAR 2022 RESULTS (1) Comparisons are to prior fiscal year; totals may not sum due to rounding. FISCAL YEAR 2022 (1) Revenue $8.4 billion +6.4% Revenue, Excluding Billable Expenses $5.9 billion +6.4% Adjusted EBITDA $935 million +11.3% Adjusted EBITDA Margin on Revenue 11.2% +4.7% Net Income $467 million (23.4)% Adjusted Net Income $568 million +4.9% Diluted EPS $3.44 (21.3)% Adjusted Diluted EPS $4.21 +7.9% Net Cash Provided by Operating Activities $737 million +2.5%

16 FINANCIAL OUTLOOK FULL YEAR FISCAL 2023 GUIDANCE OPERATING PERFORMANCE Total Revenue Growth(1) 5.0 - 9.0% Adjusted EBITDA $950 - $1,000 million Adjusted EBITDA Margin on Revenue Mid-to-High 10% Adjusted Diluted EPS(2) $4.15 - $4.45 Net Cash Provided by Operating Activities(3) $850 – $950 million (1) Includes 1% from inorganic contributions. (2) Assumes an effective tax rate of 23–25%; average diluted shares outstanding of 131–133 million, and interest expense of $108-117 million. (3) Excludes approximately $550 million of cash taxes we expect to pay in fiscal 2023, which includes approximately $150 million associated with our interpretation of the current Section 174 legislation. Inclusive of cash to be paid for income taxes, we anticipate our total operating cash flow for fiscal 2023 will be between $300-400 million.

17 FISCAL YEAR 2023 OPERATING CASH BRIDGE OPERATING CASH BRIDGE FROM FISCAL 2022 TO FISCAL 20231 FY22 Operating Cash $737 million FY22 Net Cash Paid for Income Taxes $(127) million Adjusted EBITDA Growth2 ~$15 – $65 million Interest Expense3 ~$(16) million Net Changes in Working Capital ~$(14) – $37 million FY23 Operating Cash Excluding Net Cash to be Paid for Income Taxes $850 - $950 million Income Tax Expense4 ~$(400) million Section 1745 ~$(150) million FY23 Operating Cash $300 - $400 million (1) Totals may not sum due to rounding. (2) Reflects the operating cash impact of the expected fiscal 2023 Adjusted EBITDA range of $950-1,000 million. (3) Reflects the operating cash impact of the expected fiscal 2023 interest expense range of $108-117 million. (4) Reflects a fiscal 2023 effective tax rate range of 23-25 percent. (5) Reflects the company's estimate of cash to be paid in fiscal 2023 based upon current tax obligations relating to research and experimental expenditures.

18 FISCAL YEAR 2023 ADEPS BRIDGE ADEPS BRIDGE FROM FY22 TO FY23 FY22 ADEPS $4.21 5 – 9% Revenue Growth ~$0.28 – $0.48 Mid-to-High 10% Adjusted EBITDA Margin ~$(0.20) – $(0.10) FY23 Operational ADEPS $4.29 – $4.59 Depreciation and Amortization1 ~$(0.04) Interest Expense2 ~$(0.10) Income Tax Expense3 ~$(0.06) Other Below-the-Line Items4 ~$0.06 FY23 ADEPS $4.15 – $4.45 (1) Reflects the incremental increase in depreciation and amortization related to investments in infrastructure and technology. (2) Reflects the midpoint of the fiscal 2023 estimated interest expense range as compared to fiscal 2022 results. (3) Reflects the midpoint of the fiscal 2023 estimated effective tax rate range as compared to fiscal 2022 results. (4) Reflects the estimated interest income and lower average diluted shares outstanding from fiscal 2022 to fiscal 2023.

FY2023 – FY2025 INVESTMENT THESIS

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APPENDIX

22 NON-GAAP FINANCIAL INFORMATION • "Revenue, Excluding Billable Expenses" represents revenue less billable expenses. We use Revenue, Excluding Billable Expenses because it provides management useful information about the Company's operating performance by excluding the impact of costs that are not indicative of the level of productivity of our client staff headcount and our overall direct labor, which management believes provides useful information to our investors about our core operations. • "Adjusted Operating Income" represents operating income before acquisition and divestiture costs, financing transaction costs, supplemental employee benefits due to COVID-19, significant acquisition amortization, and restructuring costs. We prepare Adjusted Operating Income to eliminate the impact of items we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non-recurring nature or because they result from an event of a similar nature. • "Adjusted EBITDA" represents net income before income taxes, net interest and other expense and depreciation and amortization and before certain other items, including acquisition and divestiture costs, financing transaction costs, supplemental employee benefits due to COVID-19, and restructuring costs. “Adjusted EBITDA Margin on Revenue” is calculated as Adjusted EBITDA divided by revenue. Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses is calculated as Adjusted EBITDA divided by Revenue, Excluding Billable Expenses. We prepare Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, and Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. • "Adjusted Net Income" represents net income before: (i) acquisition and divestiture costs, (ii) financing transaction costs, (iii) supplemental employee benefits due to COVID-19, (iv) significant acquisition amortization, (v) restructuring costs, (vi) gain associated with equity method investment activities, (vii) research and development tax credits, (viii) release of income tax reserves, (ix) remeasurement of deferred tax assets/liabilities, (x) loss on debt extinguishment, and (xi) amortization or write-off of debt issuance costs and debt discount, in each case net of the tax effect where appropriate calculated using an assumed effective tax rate. We prepare Adjusted Net Income to eliminate the impact of items, net of tax, we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non-recurring nature or because they result from an event of a similar nature. We view net income excluding the impact of the re-measurement of the Company's deferred tax assets and liabilities as an important indicator of performance consistent with the manner in which management measures and forecasts the Company's performance and the way in which management is incentivized to perform. • "Adjusted Diluted EPS" represents diluted EPS calculated using Adjusted Net Income as opposed to net income. Additionally, Adjusted Diluted EPS does not contemplate any adjustments to net income as required under the two-class method as disclosed in the footnotes to our consolidated financial statements in our Form 10-K for the fiscal year ended March 31, 2022. • "Free Cash Flow" represents the net cash generated from operating activities less the impact of purchases of property, equipment and software. "Free Cash Flow Conversion" is calculated as Free Cash Flow divided by Adjusted Net Income.

23 NON-GAAP FINANCIAL INFORMATION (a) Represents costs associated with the acquisition and divestiture efforts of the Company related to transactions for which the Company has entered into a letter of intent to either acquire a controlling financial interest in the target entity or divest a portion of our business. Acquisition and divestiture costs primarily include costs associated with (i) buy-side and sell-side due diligence activities, (ii) compensation expenses associated with employee retention, and (iii) legal and advisory fees primarily associated with the acquisitions of Liberty IT Solutions, LLC ("Liberty"), Tracepoint Holdings, LLC ("Tracepoint") and EverWatch Corp. ("EverWatch"), as well as the planned divestiture of our management consulting business serving the Middle East and North Africa (the "MENA Divestiture"). (b) Reflects expenses associated with debt financing activities incurred during the first quarter of fiscal 2022. (c) Represents the supplemental contribution to employees' dependent care FSA accounts in response to COVID-19. (d) Amortization expense associated with acquired intangibles from significant acquisitions. Significant acquisitions include acquisitions which the Company considers to be beyond the scope of our normal operations. Significant acquisition amortization includes amortization expense associated with the acquisition of Liberty in the first quarter of fiscal 2022. (e) Represents restructuring charges of $8.3 million incurred during the fourth quarter of fiscal 2022, net of approximately $4.2 million of revenue recognized on recoverable expenses, associated with severance costs of a restructuring plan to reduce certain executive administrative personnel costs. (f) Reflects the combination of Interest expense and Other income (expense), net from the consolidated statement of operations. (g) Represents (i) a gain in the second quarter of fiscal 2022 associated with the Company's previously held equity method investment in Tracepoint and (ii) a gain in the third quarter of fiscal 2022 associated with the divestiture of a controlling financial interest of a certain product offering. (h) Reflects tax credits, net of reserves for uncertain tax positions, recognized in fiscal 2021 related to an increase in research and development credits available for fiscal years 2016 to 2019. (i) Release of pre-acquisition income tax reserves assumed by the Company in connection with the Carlyle acquisition. (j) Reflects the income tax benefit associated with tax losses generated during fiscal 2021 as a result of a change in certain tax methods of accounting. The Company intends to carry these losses back to fiscal 2016 and subsequent periods under the Coronavirus Aid Relief and Economic Security Act and has re-measured the fiscal 2021 loss accordingly. (k) Reflects the loss on debt extinguishment resulting from the redemption of Booz Allen Hamilton Inc.'s 5.125% Senior Notes due 2025, including $9.0 million of the premium paid at redemption, and write-off of the unamortized debt issuance cost. (l) Reflects the tax effect of adjustments at an assumed effective tax rate of 26%, which approximates the blended federal and state tax rates, and consistently excludes the impact of other tax credits and incentive benefits realized. (m) Excludes adjustments of approximately $0.6 million and $3.1 million of net earnings for the three and twelve months ended March 31, 2022, respectively, and excludes adjustments of approximately $1.2 million and $3.5 million of net earnings for the three and twelve months ended March 31, 2021, respectively, associated with the application of the two- class method for computing diluted earnings per share. Three Months Ended March 31, Fiscal Year Ended March 31, (In thousands, except share and per share data) 2022 2021 2022 2021 (Unaudited) (Unaudited) Revenue, Excluding Billable Expenses Revenue $ 2,238,076 $ 1,979,280 $ 8,363,700 $ 7,858,938 Less: Billable expenses 656,948 596,099 2,474,163 2,325,888 Revenue, Excluding Billable Expenses $ 1,581,128 $ 1,383,181 $ 5,889,537 $ 5,533,050 Adjusted Operating Income Operating Income $ 148,345 $ 171,007 $ 685,181 $ 754,371 Acquisition and divestiture costs (a) 11,670 411 97,485 411 Financing transaction costs (b) — — 2,348 — COVID-19 supplemental employee benefits (c) — — — 577 Significant acquisition amortization (d) 11,885 — 38,295 — Restructuring costs (e) 4,164 — 4,164 — Adjusted Operating Income $ 176,064 $ 171,418 $ 827,473 $ 755,359 EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue & Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses Net income 90,795 199,179 $ 466,577 608,958 Income tax expense 33,897 (48,937) $ 137,466 53,481 Interest and other, net (f) 23,653 20,765 $ 81,138 91,932 Depreciation and amortization 40,824 21,455 $ 145,747 84,315 EBITDA 189,169 192,462 830,928 838,686 Acquisition and divestiture costs (a) 11,670 411 97,485 411 Financing transaction costs (b) — — 2,348 — COVID-19 supplemental employee benefits (c) — — — 577 Restructuring costs (e) $ 4,164 $ — $ 4,164 $ — Adjusted EBITDA $ 205,003 $ 192,873 $ 934,925 $ 839,674 Adjusted EBITDA Margin on Revenue 9.2% 9.7% 11.2% 10.7 % Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses 13.0% 13.9% 15.9% 15.2 % Adjusted Net Income Net income $ 90,795 $ 199,179 $ 466,577 $ 608,958 Acquisition and divestiture costs (a) 11,670 411 97,485 411 Financing transaction costs (b) — — 2,348 — COVID-19 supplemental employee benefits (c) — — — 577 Significant acquisition amortization (d) 11,885 — 38,295 — Restructuring costs (e) 4,164 — 4,164 — Gain associated with equity method investment activities (g) — — (12,761) — Research and development tax credits (h) — — — (2,928) Release of income tax reserves (i) — — — (29) Remeasurement of deferred tax assets/liabilities (j) — (76,767) — (76,767) Loss on debt extinguishment (k) — — — 13,239 Amortization and write-off of debt issuance costs and debt discount 816 680 3,340 2,402 Adjustments for tax effect (l) (4,272) (284) (31,399) (4,324) Adjusted Net Income $ 115,058 $ 123,219 $ 568,049 $ 541,539 Adjusted Diluted Earnings Per Share Weighted-average number of diluted shares outstanding 133,406,723 137,985,911 134,850,808 138,703,220 Adjusted Net Income Per Diluted Share (m) $ 0.86 $ 0.89 $ 4.21 $ 3.90 Free Cash Flow Net cash provided by (used in) operating activities $ 255,375 $ (80,275) $ 736,526 $ 718,684 Less: Purchases of property, equipment, and software (28,356) (33,177) (79,964) (87,210) Free Cash Flow $ 227,019 $ (113,452) $ 656,562 $ 631,474 Free Cash Flow Conversion 197% (92)% 116% 117% 23

24 (a) Reflects the combination of Interest expense and Other income (expense), net from the consolidated statement of operations. (b) Represents costs associated with the acquisition and divestiture efforts of the Company related to transactions for which the Company has entered into a letter of intent to either acquire a controlling financial interest in the target entity or divest a portion of our business. Acquisition and divestiture costs primarily include costs associated with (i) buy-side and sell-side due diligence activities, (ii) compensation expenses associated with employee retention, and (iii) legal and advisory fees, primarily associated with the acquisitions of Liberty IT Solutions, LLC ("Liberty"), Tracepoint Holdings, LLC ("Tracepoint") and EverWatch Corp. ("EverWatch"), as well as the planned divestiture of our management consulting business serving the Middle East and North Africa (the "MENA Divestiture"). (c) Reflects expenses associated with debt financing activities. (d) Represents the supplemental contribution to employees' dependent care FSA accounts in response to COVID-19. (e) Represents restructuring charges of $8.3 million incurred during the fourth quarter of fiscal 2022, net of approximately $4.2 million of revenue recognized on recoverable expenses, associated with severance costs of a restructuring plan to reduce certain executive administrative personnel costs. (f) Amortization expense associated with acquired intangibles from significant acquisitions. Significant acquisitions include acquisitions which the Company considers to be beyond the scope of our normal operations. Significant acquisition amortization includes amortization expense associated with the acquisition of Liberty in the first quarter of fiscal 2022. (g) Represents (i) a gain in the second quarter of fiscal 2022 associated with the Company's previously held equity method investment in Tracepoint and (ii) a gain in the third quarter of fiscal 2022 associated with the divestiture of a controlling financial interest of a certain product offering. (h) Reflects tax credits, net of reserves for uncertain tax positions, recognized in fiscal 2021 and 2020 related to an increase in research and development credits available for fiscal years 2016 to 2019 and fiscal years 2016 to 2020, respectively. (i) Release of pre-acquisition income tax reserves assumed by the Company in connection with the Carlyle Acquisition. (j) Reflects the loss on debt extinguishment resulting from the redemption of Booz Allen Hamilton Inc.'s 5.125% Senior Notes due 2025 (the "2025 Senior Notes"), including $9.0 million of the premium paid at redemption, and write-off of the unamortized debt issuance cost. (k) Fiscal 2021 reflects the income tax benefit associated with tax losses generated during fiscal 2021 as a result of a change in certain tax methods of accounting. The Company intends to carry these losses back to fiscal 2016 and subsequent periods under the Coronavirus Aid, Relief and Economic Security Act and has re-measured the fiscal 2021 loss accordingly. Fiscal 2019 and 2018 reflect the adjustments made to the provisional income tax benefit associated with the re-measurement of the Company's existing deferred tax assets and liabilities as a result of the Tax Cuts and Jobs Act (the "2017 Tax Act"). (l) Reflects amortization of intangible assets resulting from the acquisition of the Company by The Carlyle Group. (m) Fiscal 2017 reflects the tax effect of adjustments at an assumed effective tax rate of 40%. With the enactment of the 2017 Tax Act, the fiscal 2018 adjustment is reflected using an assumed effective tax rate of 36.5%, and fiscal 2019, 2020, 2021, and 2022 adjustments are reflected using an assumed effective tax rate of 26%, which approximate the blended federal and state tax rates, and consistently excludes the impact of other tax credits and incentive benefits realized. (n) Excludes adjustments associated with the application of the two-class method for computing diluted earnings per share. UNAUDITED NON-GAAP FINANCIAL INFORMATION The use and definition of Non-GAAP financial measurements can be found in the Company’s public filings. Unaudited Non-GAAP Financial Information $ in thousands, except for shares and per share data FY2017 FY2018 FY2019 FY2020 FY2021 FY2022 Revenue, Excluding Billable Expenses Revenue 5,809,491$ 6,167,600$ 6,704,037$ 7,463,841$ 7,858,938$ 8,363,700$ Less: Billable Expenses 1,751,077 1,861,312 2,004,664 2,298,413 2,325,888 2,474,163 Revenue, Excluding Billable Expenses 4,058,414$ 4,306,288$ 4,699,373$ 5,165,428$ 5,533,050$ 5,889,537$ EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue Net income 260,825$ 301,692$ 418,529$ 482,603$ 608,958$ 466,577$ Income tax expense 164,832 128,344 96,874 96,831 53,481 137,466 Interest and other, net (a) 80,357 89,687 86,991 89,768 91,932 81,138 Depreciation and amortization 59,544 64,756 68,575 81,081 84,315 145,747 EBITDA 565,558 584,479 670,969 750,283 838,686 830,928 Acquisition and divestiture costs (b) — — — — 411 97,485 Financing transaction costs (c) 3,354 — 3,660 1,069 — 2,348 COVID-19 supplemental employee benefits (d) — — — 2,722 577 — Restructuring costs (e) — — 4,164 Adjusted EBITDA 568,912$ 584,479$ 674,629$ 754,074$ 839,674$ 934,925$ Adjusted EBITDA Margin on Revenue 9.8% 9.5% 10.1% 10.1% 10.7% 11.2 % Adjusted Net Income Net income 260,825$ 301,692$ 418,529$ 482,603$ 608,958$ 466,577$ Acquisition and divestiture costs (b) — — — — 411 97,485 Financing transaction costs (c) 3,354 — 3,660 1,069 — 2,348 COVID-19 supplemental employee benefits (d) — — — 2,722 577 — Significant acquisition amortization (f) 38,295 Restructuring costs (e) 4,164 Gain associated with equity method investment activities (g) (12,761) Research and development tax credits (h) — — — (38,395) (2,928) — Release of income tax reserves (i) — — (462) (68) (29) — Loss on debt extinguishment (j) — — — — 13,239 — Remeasurement of deferred tax assets/liabilities (k) — (9,107) (27,908) — (76,767) — Amortization or write-off of debt issuance costs and debt discount 8,866 2,655 2,920 2,395 2,402 3,340 Amortization of intangible assets (l) 4,225 — — — — — Adjustments for tax effect (m) (6,578) (969) (1,711) (1,608) (4,324) (31,399) Adjusted Net Income 270,692$ 294,271$ 395,028$ 448,718$ 541,539$ 568,049$ Adjusted Diluted Earnings per Share Weighted-average number of diluted shares outstanding 150,274,640 147,750,022 143,156,176 141,238,135 138,703,220 134,850,808 Adjusted Net Income per Diluted Share (n) 1.80$ 1.99$ 2.76$ 3.18$ 3.90$ 4.21$

25 FINANCIAL RESULTS – KEY DRIVERS Fourth Quarter Fiscal 2022 – Below is a summary of the key factors driving results for the fiscal 2022 fourth quarter ended March 31, 2022 as compared to the prior year period: • Revenue increased 13.1% to $2.2 billion and Revenue, Excluding Billable Expenses increased 14.3% to $1.6 billion. Revenue growth was primarily driven by the impact from fiscal 2022 acquisitions, continued client demand, and higher staff utilization in the current period. • Operating income decreased 13.3% to $148.3 million and Adjusted Operating Income increased 2.7% to $176.1 million. The decrease in operating income was impacted by $11.7 million in acquisition costs as well as increases in depreciation and amortization primarily due to the recent acquisitions. These decreases were partially offset by profitable contract level performance and mix which includes inorganic contributions, and prudent cost management. The increase in Adjusted Operating Income was primarily driven by the same factors driving revenue growth. • Net income decreased 54.4% to $90.8 million and Adjusted Net Income decreased 6.6% to $115.1 million. These changes were primarily driven by the same factors as operating income and Adjusted Operating Income. Net income and Adjusted Net Income were also affected by higher interest expense and a higher effective tax rate due to strategic tax planning initiatives in the prior year. • EBITDA decreased 1.7% to $189.2 million and Adjusted EBITDA increased 6.3% to $205.0 million. These changes were due to the same factors as operating income and Adjusted Operating Income, respectively. • Diluted EPS decreased to $0.68 from $1.43 and Adjusted Diluted EPS decreased to $0.86 from $0.89. The changes were primarily driven by the same factors as Net Income and Adjusted Net Income, respectively, partially offset by a lower share count in the fourth quarter of fiscal 2022.

26 FINANCIAL RESULTS – KEY DRIVERS Fiscal year ended March 31, 2022 – Below is a summary of the key factors driving results for the fiscal year 2022 ended March 31, 2022 as compared to the prior year: • Revenue increased 6.4% to $8.4 billion and Revenue, Excluding Billable Expenses increased 6.4% to $5.9 billion. Revenue growth was primarily driven by the impact of acquisitions during fiscal 2022 and strong demand, partially offset by reduced staff utilization. • Operating income decreased 9.2% to $685.2 million and Adjusted Operating Income increased 9.5% to $827.5 million. The decrease in operating income was impacted by $97.5 million in acquisition and divestiture costs as well as increases in depreciation and amortization primarily due to the recent acquisitions. These decreases were partially offset by profitable contract level performance and mix which includes inorganic contributions, and prudent cost management. The increase in Adjusted Operating Income was primarily driven by the same factors driving revenue growth and prudent cost management. In addition, fiscal 2021 operating income was impacted by approximately $24.0 million by the inability to recognize revenue on, or bill for, fee on certain contracts involving a ready workforce. • Net income decreased 23.4% to $466.6 million and Adjusted Net Income increased 4.9% to $568.0 million. These changes were primarily driven by the same factors as operating income and Adjusted Operating Income. Net income and Adjusted Net Income were also affected by higher interest expense and a higher effective tax rate due to strategic tax planning initiatives in the prior year. In addition, fiscal 2022 includes $12.8 million in gains from equity method investment activities as compared to fiscal 2021 which includes a $13.2 million loss on debt extinguishment. • EBITDA decreased 0.9% to $830.9 million and Adjusted EBITDA increased 11.3% to $934.9 million. These changes were due to the same factors as operating income and Adjusted Operating Income. • Diluted EPS decreased to $3.44 from $4.37 and Adjusted Diluted EPS increased to $4.21 from $3.90. The changes were primarily driven by the same factors as Net Income and Adjusted Net Income, respectively, partially offset by a lower share count in fiscal 2022. • As of March 31, 2022, total backlog was $29.2 billion, an increase of 21.7% as compared to the prior year. Funded backlog was $3.7 billion, an increase of 5.7% as compared to the prior year. • Net cash provided by operating activities was $736.5 million for the full fiscal year ended March 31, 2022, as compared to $718.7 million in the prior year. The increase in operating cash flows was primarily driven by strong working capital management, partially offset by approximately $97.5 million of acquisition costs incurred and paid during fiscal 2022, primarily associated with our acquisitions of Liberty and Tracepoint. Free Cash Flow was $656.6 million for the fiscal year ended March 31, 2022, as compared to $631.5 million in the prior year. Free Cash Flow was affected by the same factors affecting cash provided by operating activities, as well as a decrease in capital expenditures driven by lower spend related to the implementation of our new financial management system on April 1, 2021 as compared to the prior year, as well as lower facilities expenses reflecting the investment in technology and tools needed to support the virtual work environment.

BOOZ ALLEN INVESTOR & MEDIA RELATIONS CONTACTS 27 • Website: investors.boozallen.com • Contact Information: - Investor Relations Laura S Adams Senior Vice President, Treasurer and Interim Head of Investor Relations 703-599-8308 Adams_Laura_S@bah.com - Media Jessica Klenk Director, Media Relations 703-377-4296 Klenk_Jessica@bah.com